UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
October 30, 2023
COMMISSION FILE NUMBER 1-6780 (Rayonier Inc.)
COMMISSION FILE NUMBER: 333-237246 (Rayonier, L.P.)
RAYONIER INC.
Incorporated in the State of North Carolina
I.R.S. Employer Identification Number 13-2607329
RAYONIER, L.P.
Incorporated in the State of Delaware
I.R.S. Employer Identification Number 91-1313292
1 Rayonier Way
Wildlight, Florida 32097
(Principal Executive Office)
Telephone Number: (904) 357-9100
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Exchange
Common Shares, no par value, of Rayonier Inc.	RYN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities
Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Rayonier Inc.:	Emerging growth company	☐
Rayonier, L.P.:	Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Rayonier Inc.:	☐
Rayonier, L.P.:	☐

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On October 30, 2023, David L. Nunes, Chief Executive Officer and member of the Board of Director (the “Board”) of Rayonier Inc. (the “Company”), notified the Company that he will retire from both positions, effective on March 31, 2024. Mr. Nunes will continue to serve as Chief Executive Officer and on the Board until March 31, 2024. Mr. Nunes has agreed, pursuant to a Transition Agreement, dated October 30, 2023, to provide transitional support to the Company from April 1, 2024 (the “Transition Date”) to September 30, 2024 (such period, the “Transition Period”). In exchange for such agreement and a customary release, Mr. Nunes will:
•receive a base salary during the Transition Period at a rate equal to 50% of his salary rate in effect prior to the Transition Date;
•remain eligible for an annual bonus for 2024 at the target bonus rate currently in effect, with such bonus rate applied to the actual base pay received in 2024; and
•be eligible for equity compensation awards in 2024, with such award amounts as determined by the Compensation and Management Development Committee of the Board and expected to represent 50% of the grant date value of the equity compensation awards made to Mr. Nunes in 2023.
The foregoing description is qualified in its entirety by reference to the Transition Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.
In connection with Mr. Nunes’ notification of his retirement, the Board elected Mark D. McHugh, age 48, as President and Chief Executive Officer, effective on the Transition Date. The Company also intends to appoint Mr. McHugh to the Board on the Transition Date. Mr. McHugh has served as President and Chief Financial Officer of the Company since January 2023 and will continue in such role until the Transition Date. Mr. McHugh previously served as Senior Vice President and Chief Financial Officer of the Company from December 2014 to January 2023. Mr. McHugh is not a party to any transaction described in Item 404(a) of Regulation S-K involving the Company or any of its subsidiaries.
In connection with Mr. McHugh’s election as President and Chief Executive Officer, the Board took the following actions regarding Mr. McHugh’s compensation, effective on the Transition Date:
•approved a new annual base salary rate of $800,000;
•approved a new target bonus percentage award of 125% of actual base pay received in 2024, subject to the terms and conditions of the Company’s Non-Equity Incentive Plan; and
•approved a target long-term incentive award opportunity of $2,800,000 (with any specific awards subject to approval at the time of grant).
No other actions were taken with respect to Mr. McHugh’s compensation in connection with his election as President and Chief Executive Officer, and Mr. McHugh will not receive any compensation for his services as a director on the Board.
In addition, April J. Tice, age 50, has been appointed as the Senior Vice President and Chief Financial Officer, effective on the Transition Date. Ms. Tice has served as Vice President and Chief Accounting Officer of the Company since April 2021 and will continue in such role until the Transition Date. Ms. Tice previously served as Vice President, Financial Services and Corporate Controller of the Company from March 2019 to April 2021 and has held multiple other positions of increasing responsibility since joining the Company in 2010. Ms. Tice is not a party to any transaction described in Item 404(a) of Regulation S-K involving the Company or any of its subsidiaries.

In connection with Ms. Tice’s election as Senior Vice President and Chief Financial Officer, the Board took the following actions regarding Ms. Tice’s compensation, effective on the Transition Date:
•approved a new annual base salary rate of $425,000;
•approved a new target bonus percentage award of 100% of actual base pay received in 2024, subject to the terms and conditions of the Company’s Non-Equity Incentive Plan; and
•approved a target long-term incentive award opportunity of $700,000 (with any specific awards subject to approval at the time of grant).
The Board also approved, effective October 30, 2023, Ms. Tice’s participation as a Tier II participant in the Company’s Executive Severance Pay Plan, which provides for specified severance payments in the event of a change in control. No other actions were taken with respect to Ms. Tice’s compensation in connection with her election as Senior Vice President and Chief Financial Officer.
A copy of the press release announcing the appointments is filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.01.	Regulation FD
On November 1, 2023, the Company posted an investor presentation relating to the capital structure realignment plan on the Company’s website at www.rayonier.com. A copy of the presentation is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

ITEM 8.01.	Other Events
On November 1, 2023, the Company issued a press release announcing (1) a capital structure realignment plan targeting $1 billion of select asset sales over the next 18 months and (2) the sale of 55,000 acres of timberland in Oregon for approximately $242 million. A copy of this press release is filed with this Current Report on Form 8-K as Exhibit 99.3 and is incorporated herein by reference.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Description
10.1	Transition Agreement, dated October 30, 2023.
99.1	Press release, dated November 1, 2023.
99.2	Investor presentation, dated November 1, 2023.
99.3	Press release, dated November 1 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYONIER INC.

BY:	/s/ MARK R. BRIDWELL
Mark R. Bridwell
Senior Vice President, General Counsel and Corporate Secretary

RAYONIER, L.P.

By: RAYONIER INC., its sole general partner

BY:	/s/ MARK R. BRIDWELL
Mark R. Bridwell
Senior Vice President, General Counsel and Corporate Secretary

November 2, 2023

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